SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Alcentra Capital Corporation
(Name of Registrant as Specified in Its Charter)

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ALCENTRA CAPITAL CORPORATION
200 Park Avenue, 7th Floor
New York, New York 10166
(212) 922-8240
May 25, 2018
Dear Stockholder:
You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Alcentra Capital Corporation (the “Company”) to be held on June 26, 2018 at 9:00 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036. Only stockholders of record as the close of business on April 18, 2018 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.
Details of the business to be conducted at the meeting are given in the accompanying Notice of 2018 Annual Meeting of Stockholders and Proxy Statement.
It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in the Proxy Statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares.
Your vote and participation in the governance of the Company is very important to us. We look forward to seeing you at the Annual Meeting.
Sincerely yours,

David Scopelliti
President and Chief Executive Officer
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 26, 2018.
Our proxy statement and annual report on Form 10-K for the year ended December 31, 2017 are available on the Internet at www.investorvote.com/ABDC.

ALCENTRA CAPITAL CORPORATION
200 Park Avenue, 7th Floor
New York, New York 10166
(212) 922-8240
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2018
To the Stockholders of Alcentra Capital Corporation:
The 2018 Annual Meeting of Stockholders of Alcentra Capital Corporation (the “Company”) will be held at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036 on June 26, 2018 at 9:00 a.m., Eastern Time, for the following purposes:
1. To elect two directors of the Company nominated by the Company’s Board of Directors (the “Board”) and named in this proxy statement, who will each serve for a term of three years, or until his successor is duly elected and qualified;
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
3. To approve an amendment to our Articles of Amendment and Restatement (the “Charter”) to allow our stockholders to amend our bylaws; and
4. To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
You have the right to receive notice of and to vote at the meeting if you are a stockholder of record at the close of business on April 18, 2018. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. You may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
By Order of the Board,

Ellida McMillan
Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary
New York, New York
May 25, 2018
This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

ALCENTRA CAPITAL CORPORATION
200 Park Avenue, 7th Floor
New York, New York 10166
(212) 922-8240

PROXY STATEMENT
2018 Annual Meeting of Stockholders
General
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Alcentra Capital Corporation (“Alcentra,” the “Company,” “we,” “us” or “our”) for use at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 26, 2018 at 9:00 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2017, are first being sent to stockholders on or about May 30, 2018.
We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote electronically by telephone or over the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as a director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.
Annual Meeting Information
Date and Location
We will hold the Annual Meeting on June 26, 2018, at 9:00 a.m. Eastern Standard Time at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036.
Admission
Only record or beneficial owners of the Company’s common stock as of the close of business on April 18, 2018 or their proxies may attend the Annual Meeting. Beneficial owners must provide evidence of stock holdings, such as a recent brokerage account or bank statement.
Purpose of Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1. To elect two directors of the Company nominated by the Company’s Board and named in this proxy statement, who will each serve for a term of three years, or until his successor is duly elected and qualified;
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
3. To approve an amendment to our Charter to allow our stockholders to amend our bylaws; and
4. To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

Voting Information
Record Date
The record date for the Annual Meeting is the close of business on April 18, 2018 (the “Record Date”). You may cast one vote for each share of common stock that you own as of the Record Date.
Quorum Required
A quorum of stockholders must be present for any business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. We anticipate that there will be 13,840,172 shares outstanding and entitled to vote on the Record Date. Thus, we anticipate that 6,920,087 must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions, “withhold” votes and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.
If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.
Submitting Voting Instructions for Shares Held Through a Broker
If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the meeting, you must obtain a legal proxy from the record holder of your shares and present it at the meeting. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not be permitted to vote your shares on any proposal considered at the meeting.
Authorizing a Proxy for Shares Held in Your Name
If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card or you may vote electronically by telephone or over the Internet. Authorizing a proxy will not limit your right to vote in person at the meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.
Revoking Your Proxy
If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, Ellida McMillan at Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York, 10166; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the meeting.

Vote Required
Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To elect two directors of the Company nominated by the Company’s Board and named in this proxy statement, who will each serve for a term of three years, or until his successor is duly elected and qualified.
	Affirmative vote of a plurality of the vote cast and entitled to vote thereon at the Annual Meeting.	No	Broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the result of the vote. A proxy marked “withhold” with respect to a director nominee will result in such director nominee receiving one fewer “FOR” vote that would count towards a plurality.
Proposal 2 — To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	Affirmative vote of a majority of the votes represented at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions will have no effect on the result of the vote.
Proposal 3 — To approve an amendment to our Charter to allow our stockholders to amend our bylaws.	Affirmative vote of a majority of the votes entitled to be cast on the proposal.	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.
Additional Solicitation.   If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding This Solicitation
The Board is making this proxy solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing. In addition, we will indemnify them against any losses arising out of that firm’s proxy soliciting services on our behalf.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company and officers or employees of Alcentra NY, LLC (“Alcentra NY” or the “Adviser”), the Company’s investment adviser. No additional compensation will be paid to directors, officers or regular employees of the Company or Alcentra NY for such services. Alcentra NY is located at 200 Park Avenue, 7th Floor, New York, New York 10166.

The Company has engaged the services of Alliance Advisors for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $40,000 plus reimbursement of certain expenses and fees for additional services requested. Please note that Alliance Advisors may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company’s proxy tabulation firm.
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Ellida McMillan, Secretary, Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of May 16, 2018, certain ownership information with respect to shares of the our common stock for each of our current directors, executive officers and directors and executive officers as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. With respect to persons known to us to beneficially own 5% or more of the outstanding shares of our common stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to us. The percentage ownership is based on 13,686,706 shares of common stock outstanding as of May 16, 2018.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166.
The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. Messrs. Scopelliti and Rajguru are interested directors of the Company because they are officers of the Company and/or the Adviser.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
5% Owners
The Stillwell Group(2)	1,213,712	8.8%
San Bernardino County Employees’ Retirement Association(3)	725,499	5.3%
Interested Directors
Vijay Rajguru	—	—
David Scopelliti	10,900(4)	*

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Independent Directors
Edward Grebow	36,708(5)	*
Douglas J. Greenlaw	1,000	*
Steven H. Reiff	18,568(6)	*
Executive Officers
Steven Levinson	—	—
Ellida McMillan	2,600	*
Branko Krmpotic	14,000	*
Executive officers and directors as a group (8 persons)	78,776	0.6%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
Based on Amendment No. 1 to Schedule 13D filed with the SEC jointly by Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments; and Joseph Stilwell, the managing member and owner of Stilwell Value LLC (collectively, the “Stilwell Group”) on March 2, 2018. The principal business address of the Stilwell Group is 111 Broadway, 12th Floor, New York, New York 10006. Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Value LLC and Joseph Stilwell share power to vote or direct the vote of and dispose or direct the disposition of 1,213,712 shares of common stock.

(3)
SBCERA’s principal business address is 348 W. Hospitality Lane, Third Floor, San Bernardino, California 92415.

(4)
Mr. Scopelliti is deemed to have beneficial ownership of  (i) 1,800 shares of our common stock held by the Patricia Scopelliti Trust and (ii) 9,100 shares of our common stock held directly by Mr. Scopelliti.

(5)
Mr. Grebow is deemed to have beneficial ownership of  (i) 500 shares of our common stock held by the Madeline Grebow Children’s Trust and (ii) 36,208 shares of our common stock held directly by Mr. Grebow.

(6)
Mr. Reiff is deemed to have beneficial ownership of  (i) 13,900 shares of our common stock held directly by Mr. Reiff and (ii) 4,668 shares of our common stock held by Mr. Reiff’s spouse.

*
Represents less than 1%.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of May 16, 2018. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.
Name	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Interested Director:
Vijay Rajguru	None
David Scopelliti	$50,001 – $100,000

Name	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Independent Directors:
Edward Grebow	over $100,000
Douglas J. Greenlaw	$1 – $10,000
Steven H. Reiff	over $100,000

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act

(3)
The dollar range of equity securities beneficially owned is based on a closing price of  $6.81 on May 16, 2018 on the Nasdaq Global Select Market. Beneficial ownership has been determined in accordance Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I:
ELECTION OF TWO DIRECTORS OF THE COMPANY NOMINATED BY THE COMPANY’S BOARD AND NAMED IN THIS PROXY STATEMENT, WHO WILL EACH SERVE FOR A TERM OF THREE YEARS, OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED
Our business and affairs are managed under the direction of the Board. Pursuant to our articles of incorporation and bylaws, the number of directors on the Board is currently fixed at five directors and is divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.
The Board has nominated each of Edward Grebow and David Scopelliti for election for a three year term expiring in 2021. Mr. Grebow and Mr. Scopelliti are not being proposed for election pursuant to any agreement or understanding between each of Mr. Grebow and Mr. Scopelliti and the Company.
Required Vote
This proposal requires the affirmative vote of the holders of a plurality of the votes cast and entitled to vote thereon at the Annual Meeting. Stockholders may not cumulate their votes. If you vote “withhold authority” with respect to each of Mr. Grebow and/or Mr. Scopelliti, your shares will not be voted with respect to the nominees indicated.
Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether each of the nominees for election as a director have been elected. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of Mr. Grebow and Mr. Scopelliti. If Mr. Grebow or Mr. Scopelliti should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Mr. Grebow or Mr. Scopelliti will be unable or unwilling to serve.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF MR. GREBOW AND MR. SCOPELLITI.

Director and Executive Officer Information
Nominees and Directors
Information regarding Mr. Grebow and Mr. Scopelliti, who are each being nominated for election as a director of the Company by the stockholders at the Annual Meeting, as well as information about our current directors whose terms of office will continue after the Annual Meeting, is as follows:
Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Director Since	Term Expires
Interested Directors
David Scopelliti	53	President, Chief Executive Officer and Director	President and Chief Executive Officer of the Company since June 2017; Executive Vice President of the Company from March 2017 through June 2017 and Senior Vice President of the Company from March 2015 through March 2017; Managing Director of Alcentra NY LLC, the Company’s investment adviser (“Alcentra NY”) since March 2017 and Senior Vice President of Alcentra NY from July 2014 through March 2017; Principal of GarMark Advisors II, LLC, a private investment firm, from June 2007 to June 2014	None	2017	2018
Vijay Rajguru	55	Chairman of the Board	Global Co-Chief Investment Officer for Alcentra NY LLC, the Company’s investment adviser, since September 2017; Partner at GoldenTree Asset Management from March 2007 through March 2017; Managing Director and Head of Loan Capital Markets at Barclays Capital from September 1990 through March 2007	None	2018	2019
Independent Directors
Edward Grebow	68	Director	Managing Director of Lakewood Advisors, LLC, a financial consultancy firm, since April 2018; Managing Director of TriArtisan Capital Advisors LLC, an investment and merchant bank, since November 2013; President and Chief Executive Officer of Amalgamated Bank, a commercial bank, from April 2011 to November 2013;	Director and Chairman of the audit committee of the board of directors of Diamond Offshore Drilling, Inc. (NYSE: DO), since July 2008;	2016	2018

Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Director Since	Term Expires
			Managing Director of J.C. Flowers & Co. LLC, a private equity firm with a focus on financial services companies, from 2007 to March 2011; Director of Saddle River Valley Bank, from 2010 to 2011; and Director of Flowers National Bank, from 2008 to 2011	Director of Xenith Bankshares (NASDAQ: XBKS) since September 2016
Douglas J. Greenlaw	73	Director	Chief Executive Officer of Greenlaw Investments, Inc., a private equity company, since 1998; Chairman of Community Journals, LLC, a community newspaper, since 1999; Chief Executive Officer of OneMinuteNews.com, an internet news company, since 2010; Chairman and Chief Executive Officer of Greenlaw-Marshall Communications, a company that operates small market television companies, from 2005 through 2014	None	2014	2019
Steven H. Reiff	65	Director	President of Steven H. Reiff LLC and SHReiff LLC, both family partnerships, since March 2018; President of Beechmax, Inc., the general partner of Comax Partners, and CEO of Comax Partners Limited Partnership, a family limited partnership, from 2014 to 2017; Secretary, Donahue Family Foundation, a family charitable foundation, since 2014; National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Private Wealth Management from 1999 to 2014; Chief Investment Officer of Lockwood Advisors, Inc. a registered investment advisor and wholly owned subsidiary of BNY Mellon with over $5 billion in assets under management, from 2011 to 2013	None	2017	2020
The business address of the nominee and the director listed above is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Executive Officers Who Are Not Directors
Information regarding our executive officers who are not directors is as follows:
Name	Age	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Steven Levinson	52	Chief Compliance Officer	Chief Compliance Officer of the Company since 2014; Chief Compliance Officer of Alcentra NY since 2011; Director of Compliance of Stone Tower Capital, an alternative credit manager, from 2008 to 2011
Ellida McMillan	50	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary	Chief Financial Officer and Chief Operating Officer of the Company since April 2017; Treasurer and Secretary of the Company since November 2013; Chief Accounting Officer of the Company from November 2013 through April 2017; Consultant with Tatum US, a financial and technology consulting and advisory firm, from November 2013 to March 2014; owner of McMillan Consulting from 2007 to 2012
Branko Krmpotic	60	Executive Vice President	Executive Vice President of the Company since April 2017; Managing Director of Alcentra NY from March 2017 through September 2014; Senior Vice President of the Company from September 2014 through March 2017; Senior Analyst at Raven Asset Management, a credit hedge fund from 2007 through 2010
Biographical Information
The Board considers whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The Board also considers whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act. Messrs. Scopelliti and Rajguru are interested directors of the Company because they are officers of the Company and/or the Adviser.

Independent Directors
Edward Grebow.   Mr. Grebow currently serves as a Managing Director of Lakewood Advisors, LLC, a financial consultancy firm. From November 2013 through March 2018, Mr. Grebow served as a Managing Member of TriArtisan Capital Advisors, an investment and merchant bank. Mr. Grebow has served as a director and chairman of the audit committee of the board of directors of Diamond Offshore Drilling, Inc. (NYSE: DO) since July 2008. Mr. Grebow also served as a Director of Xenith Bankshares (NASDAQ: XBKS) from September 2016 to December 2017. He served as President and Chief Executive Officer of Amalgamated Bank, a commercial bank, from April 2011 to November 2013. Mr. Grebow also served as managing director of J.C. Flowers & Co. LLC, a private equity firm with a focus on financial services companies, from 2007 to March 2011, a director of Saddle River Valley Bank from 2010 to 2011 and a director of Flowers National Bank from 2008 to 2011. Mr. Grebow served as President of ULLICO Inc., an insurance and financial services firm, from 2003 to 2006. Mr. Grebow also serves as a Director of College Avenue Student Loans, a private student loan company.
We believe Mr. Grebow’s broad experience in commercial and investment banking, private equity, insurance and financial services enables him to provide the Board valuable insight and the benefit of his extensive knowledge of and background in financial services, investment and management.
Douglas J. Greenlaw.   Mr. Greenlaw currently serves as Chief Executive Officer of Greenlaw Investments, Inc., a private equity company, and has since 1998. In addition, Mr. Greenlaw currently serves as Chairman of Community Journals, LLC, a community newspaper, and has since 1999. Mr. Greenlaw previously served as the Chairman and Chief Executive Officer of Greenlaw-Marshall Communications, a company that operates small market television companies utilizing digital spectrum and the internet to enhance profitability, from 2007 to 2014. Mr. Greenlaw also previously served as the Chief Executive Officer and a Director of Switchboard, Inc. from 1999 until 2004, during which time he led the company’s post-IPO turn-around during the tech crash and eventual sale to InfoSpace. From 1994 until 1997, Mr. Greenlaw served as President and Chief Operating Officer of Multimedia, Inc., during which time he led all divisions of the public broadcast, print, cable, and entertainment media company. Mr. Greenlaw also served as Chief Executive Officer of the Venture Division of Whittle Communications from 1991 until 1994 and also previously served as President of Advertising and Marketing at MTV Network from 1986 until 1991. Mr. Greenlaw received a B.S. from Indiana University, and is a former U.S. Army Company Commander, receiving two Purple Hearts, One Silver Star and 2 Bronze Stars for valor in combat in Vietnam.
We believe that Mr. Greenlaw’s depth of experience in corporate managerial positions brings important and valuable skills to the Board.
Steven H. Reiff.   Mr. Reiff has served as President of Steven H. Reiff LLC and SHReiff LLC, both family partnerships, since March 2018, and as Secretary of Donahue Family Foundation, a family charitable foundation, since 2014. From 2014 through 2017, he served as President of Beechmax, Inc. and CEO of Comax Partners Limited Partnership, a family limited partnership. Mr. Reiff was previously the National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Private Wealth Management. In this role, he oversaw design of the investment architecture, product strategy, product development and investment advisory functions of the organization. Mr. Reiff served on the majority of the investment committees which were responsible for strategy, asset allocation and investment solutions for all clients. From 2011 through 2013, he served as Chief Investment Officer of Lockwood Advisors, Inc., a registered investment advisor and wholly owned subsidiary of BNY Mellon with over $5 billion in assets under management. Before joining BNY Mellon, Mr. Reiff was a managing partner of Bank One’s Investor Advisors’ Wealth Management business. Earlier in his career, he assisted clients in their investments in alternative strategies and alternative asset classes including venture capital and hedge funds at Glenwood Partners. Prior to that, Mr. Reiff served in the middle market banking group at the First National Bank of Chicago, in lending, capital markets, and private placements of debt and equity. Mr. Reiff’s other banking experience includes three years of international banking based in Europe. Prior to his career in banking, Steven held positions in strategic planning and sales management in the information services business of IBM and Control Data Corporation.
We believe Mr. Reiff’s strategy, development and advisory experiences enables him to provide the Board with valuable insight and skills.

Interested Directors
Vijay Rajguru.   Mr. Rajguru has served as the Global Co-Chief Investment Officer for the Adviser since September 2017, where he sits on both the European and U.S. Investment Committees and focuses on the Global direct lending and loans business. He also leads the firm’s capital markets activities. Prior to joining the Adviser, Mr. Rajguru was a partner at GoldenTree Asset Management from March 2007 through March 2017. His responsibilities included sourcing and originating loan, bond and structured credit investments, as well as restructuring stressed and distressed assets. Prior to GoldenTree, Mr. Rajguru was Managing Director, and Head of Loan Capital Markets at Barclays Capital, where he worked in leveraged finance for over a decade from September 1990 through March 2007. He started his career as a banker at Chase Manhattan Bank.
We believe Mr. Rajguru’s leveraged finance experience brings important and valuable skills to the Board.
David Scopelliti.   Mr. Scopelliti has served as our Chief Executive Officer and President since June 2017. Mr. Scopelliti previously served as our Executive Vice President from March 2017 through June 2017 and served as our Senior Vice President from March 2015 through March 2017. Mr. Scopelliti has also served as Managing Director of the Company and Senior Vice President of the Adviser since July 2014. Since 2004, Mr. Scopelliti has served as an independent director of Student Transportation Inc. (Nasdaq: STB), where he was Chairman of the Compensation Committee and a member of the Corporate Governance and Audit Committees. Mr. Scopelliti was instrumental in working with management to implement a number of environmental, social, and governance strategies from alternative fuels to growing the diversity of the board and implementing best practices on executive compensation in consultation with Institutional Shareholder Services. Prior to joining the Company, Mr. Scopelliti was a Principal at GarMark where he focused on investing private debt and private equity in middle market companies and prior to that served as the Managing Director with Pacific Corporate Group, an alternative asset investment and consulting firm, responsible for discretionary and non-discretionary private investment programs for corporate and governmental pension plans. Prior to that, Mr. Scopelliti was appointed by the Connecticut State Treasurer as Head of Private Equity for the Connecticut Retirement Plans and Trust Funds. In that role, he was responsible for restructuring, restarting and managing its $4 billion global private equity program as well as serving as Vice Chairman for the Institutional Limited Partners Association. He was also previously head of ING Capital’s Merchant Banking Group in New York investing debt and equity capital into middle-market companies for acquisitions, growth and recapitalizations with a focus on transportation, homeland security, consumer and environmental services. Mr. Scopelliti sits on a number of private company boards as either a director or observer. Mr. Scopelliti received a B.B.A. from Pace University — Lubin School of Business and is a member of the National Association of Corporate Directors.
We believe Mr. Scopelliti’s leveraged finance experience, especially in connection with funds managed by the Adviser, bring important and valuable skills to the Board.
Executive Officers Who Are Not Directors
Steven Levinson.   Mr. Levinson has served as our Chief Compliance Officer since March 2014. Mr. Levinson has served as Chief Compliance Officer for Alcentra NY since October 2011. Prior to joining Alcentra NY, Mr. Levinson served as Director of Compliance at Stone Tower Capital from May 2008 to October 2011. From March 2003 to December 2006, Mr. Levinson was the Chief Audit Executive at IDT Corporation. He began his career at Price Waterhouse and spent fourteen years in the Internal Audit departments of major financial institutions. Mr. Levinson received a B.A. in Accounting and Economics from Queens College of the City University of New York and an M.B.A. with a concentration in Financial Management from Pace University.
Ellida McMillan.   Ms. McMillan has served as our Chief Financial Officer, Treasurer and Secretary since November 2013. Prior to joining the Company, Ms. McMillan served as a CPA/Partner consultant with Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, from January 2007 through March 2012, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on financial and strategic analysis, strategic initiatives and operational aspects. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC, Ellida was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ellida began her career as an auditor at Arthur Andersen in the financial service sector. Ms. McMillan holds a B.S. from Fairfield University and is a licensed CPA.
Branko Krmpotic.   Mr. Krmpotic has served as our Executive Vice President since April 2017, as Managing Director of Alcentra NY since March 2017 and as Senior Vice President of Alcentra NY since September 2014. Prior to joining the Company, Mr. Krmpotic was a senior analyst at Raven Asset Management, a credit hedge fund focused on a wide variety of credit investments. Prior to Raven, he structured private investments and loans at GSO Capital Partners (now owned by Blackstone) and before that at Technology Investment Capital Corp. (NASDAQ:TICC). Mr. Krmpotic serves as a Director of FST, Battery Solutions and XGS. Mr. Krmpotic received a B.S in International Business and Management from New York University and an M.B.A. from Baruch College.
Board Leadership Structure
The Board has designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the Company’s management, facilitating communication among the independent directors and the Company’s counsel, reviewing and commenting on Board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. Mr. Reiff currently serves as our lead independent director.
Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of management, the establishment of an audit committee, a compensation committee, a valuation committee and a nominating and corporate governance committee, each of which, other than the valuation committee, is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Board believes that the relationship of Mr. Rajguru with the Adviser provides an effective bridge between the Board and management, and encourages an open dialogue between management and the Board, ensuring that these groups act with a common purpose. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, the Adviser and the Board.
Board’s Role In Risk Oversight
Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Corporate Governance
Committees of the Board
The Board met 7 times during the fiscal year 2017, each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee met 4 times during the fiscal year 2017, and the Valuation Committee met 2 times during the fiscal year 2017. Each director attended at least 75% of the total number of meetings of the Board and the committees on which the director served that were held while the director was a member. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All of our directors attended our 2017 annual meeting of stockholders. The Board has established an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”), and a Valuation Committee (the “Valuation Committee”) and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below.
Audit Committee
The members of the Audit Committee are Messrs. Grebow, Reiff and Greenlaw, each of whom meets the independence standards established by the SEC and the Nasdaq Listing Rules and is independent for purposes of the 1940 Act. Mr. Grebow serves as chairman of the Audit Committee. The Board has determined that Mr. Grebow is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee met 4 times during the 2017 fiscal year.
Valuation Committee
The members of the Valuation Committee are Messrs. Grebow, Reiff and Greenlaw, each of whom meets the independence standards established by the SEC and the Nasdaq Listing Rules and is independent for purposes of the 1940 Act. Mr. Reiff serves as chairman of the Valuation Committee. The Valuation Committee is responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and the Valuation Committee utilize the services of an independent valuation firm to help them determine the fair value of these securities. The Valuation Committee met 2 times during the 2017 fiscal year.
Compensation Committee
The members of the Compensation Committee are Messrs. Grebow, Reiff and Greenlaw, each of whom is independent for purposes of the 1940 Act and the Nasdaq Listing Rules. Mr. Grebow serves as chairman of the Compensation Committee. The Compensation Committee is responsible for overseeing our compensation policies generally and making recommendations to the Board with respect to our incentive compensation and equity-based plans that are subject to board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and as such the Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.
The Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting the Compensation Committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. The Compensation Committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests. The Compensation Committee met 4 times during the 2017 fiscal year.

Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are Messrs. Grebow, Reiff and Greenlaw, each of whom is independent for purposes of the 1940 Act and the Nasdaq Listing Rules. Mr. Greenlaw serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.
The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee met 4 times during the 2017 fiscal year.
Corporate Governance Documents
We maintain a corporate governance webpage at the “Investor Relations” link at www.alcentracapital.com.
Our Code of Business Conduct and Board committee charters are available at our corporate governance webpage at www.alcentracapital.com and are also available to any stockholder who requests them by writing to our Secretary, Ellida McMillan, at Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.
Director Independence
In accordance with the rules of Nasdaq, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.
In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the Nasdaq Listing Rules. Section 5605 provides that a director of a business development company (a “BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or the Adviser.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Scopelliti and Rajguru, who are interested persons of the Company due to their positions as officers of the Company and officers of the Adviser.
Annual Evaluation
Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes Board and Board committee discussion.
Communication with the Board
We believe that communications between the Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations department at (212) 922-8240. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.
All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.
The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.
Code of Business Conduct
Our code of business conduct, which applies to directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of business conduct, which is available on our website under the “Investor Relations” link at www.alcentracapital.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.
Compensation Committee Interlocks and Insider Participation
All members of the Compensation Committee are independent directors and none of the members is a present or past employee of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the U.S. Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.
Transactions with Related Persons
We have entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement, we have agreed to pay to the Adviser a base management fee and an incentive fee. We paid the Adviser $4,975,349 for the year ended December 31, 2017. Messrs. Scopelliti and Rajguru are interested members of the Board and have a direct or indirect pecuniary interest in the Adviser.
We have entered into a license agreement with the Adviser pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.”
Review, Approval or Ratification of Transactions with Related Person
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act restricts the

Company from participating in certain transactions with certain persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.
In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.
The Company will not enter into any transactions unless and until we are satisfied that the transaction is not prohibited by the 1940 Act or, if such prohibitions exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that all such persons complied with all Section 16(a) filing requirements during the year ended December 31, 2017, with the following inadvertent exceptions: Paul J. Echausse, a former executive officer and director of the Company did not timely file two Form 4 filings; and Paul Hatfield, a former executive officer and director of the Company did not timely file two Form 4 filings.
Director Compensation
The following table shows information regarding the compensation received by our current and former independent directors for the fiscal year ended December 31, 2017. No compensation is paid to directors who are employees of the Company or the Adviser for their service as directors.
Name	Aggregate Cash Compensation from Alcentra Capital Corporation(1)	Total Compensation from Alcentra Capital Corporation Paid to Director(2)
Interested Directors
Paul J. Echausse(3)	$—	$—
Paul Hatfield(4)	$—	$—
David Scopelliti	$—	$—
Independent Directors
T. Ulrich Brechbühl	$74,500	$74,500(5)
Edward Grebow	$79,500	$79,500
Douglas J. Greenlaw	$74,500	$74,500
Rudolph L. Hertlein	$14,000	$14,000(6)
Steven H. Reiff	$69,750	$69,750

(1)
For a discussion of the independent directors’ compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)
Mr. Echausse resigned from the Board effective January 8, 2018.

(4)
Mr. Hatfield resigned from the Board effective May 4, 2018.

(5)
Mr. Brechbühl resigned from the Board effective May 1, 2018.

(6)
Mr. Hertlein served as a director of the Company from 2014 through June 2017.

Our independent directors receive an annual fee of  $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each Board meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the Audit Committee, the Valuation Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receive an annual fee of  $10,000, $5,000, $5,000 and $5,000, respectively. Our lead independent director receives an annual fee of  $15,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
Compensation of Executive Officers
None of our executive officers receive direct compensation from us. The compensation of the Chief Financial Officer and the Chief Compliance Officer and their respective staffs is paid by the Adviser, subject to reimbursement by us of the allocable portion of such compensation for services rendered by them to us.

PROPOSAL II:
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018
The Audit Committee and the independent directors of the board of directors have selected KPMG LLC to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018. KPMG has acted as the Company’s independent registered public accounting firm since its inception. KPMG has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of KPMG will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Although action by stockholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018 is not ratified by the stockholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint KPMG LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.
Independent Auditor’s Fees
The following table presents fees incurred by the Company for the fiscal years ended December 31, 2017 and December 31, 2016 for the Company’s principal accounting firm, KPMG LLP.
	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016
Audit Fees	$375,900	$366,100
Audit-Related Fees	$—	$149,700
Tax Fees	—	—
All Other Fees	$79,440	—
Total Fees:	$455,340	$515,800
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees.   Tax fees consist of fees billed for professional services for tax compliance. There were no tax fees incurred during the fiscal years ended December 31, 2017 and 2016.
All Other Fees.   All other fees would include fees for products and services other than the services reported above.
It is the policy of the Audit Committee to pre-approve all audit, review or attest engagements and permissible non-audit services to be performed by our registered public accounting firm. We expect that representatives of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
Audit Committee Report
Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.
The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board Release No. 2012-004. KPMG LLP has discussed with the Audit Committee, among other things, the following:
•
methods used to account for significant unusual transactions;

•
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•
disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with audit committees concerning independence and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC. The Audit Committee also recommended the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and the Board approved such recommendation.
Audit Committee

Edward Grebow
Douglas J. Greenlaw
Steven H. Reiff
The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the U.S. Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

PROPOSAL III:
AMENDMENT OF CHARTER TO ALLOW STOCKHOLDERS TO AMEND OUR BYLAWS
Our Board of Directors has adopted a resolution whereby it has declared advisable, and recommends for your approval, an amendment to Article VI, Section 5.6 of our Charter to provide that our bylaws may be amended by the vote of a majority of our entire Board of Directors or by our stockholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter. Currently, Article VI, Section 5.6 of our Charter provides that our Board of Directors has the exclusive power to make, alter, amend or repeal the bylaws.
Our Board is committed to strong and effective corporate governance and monitors regularly our corporate governance policies and practices. After careful consideration, our Board believes that allowing our stockholders to amend our bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter is in our best interests and in the best interests of our stockholders. A copy of the proposed amendment to our Charter is attached as Attachment A to this Proxy Statement and incorporated by reference into this proposal. If this Charter amendment is approved by our stockholders, we expect that our Board of Directors will similarly amend our bylaws. If this Charter amendment is not approved by our stockholders, then we will not amend our Charter or bylaws to provide this right to our stockholders.
Required Vote
The affirmative vote of a majority of all the votes entitled to be cast on the matter is required to amend our Charter to allow stockholders to amend our bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter. For purposes of the vote on this proposal, abstentions and broker non-votes will have the effect of a vote against this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS CHARTER AMENDMENT

OTHER BUSINESS
The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.
SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2019 Annual Meeting of Stockholders will be held in May or June 2019, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address at 200 Park Avenue, 7th Floor, New York, New York 10166, and the Company must receive the proposal no later than January 30, 2019, in order for the proposal to be considered for inclusion in the Company's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting.
Stockholder proposals or director nominations to be presented at the 2019 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2019 Annual Meeting of Stockholders, a stockholder’s notice pursuant to these provisions of our bylaws must be received no earlier than December 31, 2018 and no later than 5:00 p.m., Eastern Time, on January 30, 2019; provided, however, that in the event that the date of the 2019 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2019 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2019 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2019 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice.
Proposals must also comply with the other requirements contained in our bylaws, including supporting documentation and other information. In accordance with our bylaws, the chair of any annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

ATTACHMENT A
PROPOSED CHARTER AMENDMENT
ALCENTRA CAPITAL CORPORATION

ARTICLES OF AMENDMENT
ALCENTRA CAPITAL CORPORATION, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: Article VI, Section 5.6 of the Articles of Amendment and Restatement of the Corporation filed on March 6, 2014 (the “Charter”) is hereby amended by deleting such Section 5.6 and replacing it in its entirety with the following:
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“Section 5.6   Charter and Bylaws.   All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws. The Board of Directors is vested with the power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws. In addition, the stockholders may adopt, alter or repeal any provision of the Bylaws and make new Bylaws if such action is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, except that the stockholders shall not have the power to alter or repeal any provision of the Bylaws providing indemnification or advancement rights to any person.”
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SECOND:   This amendment to the Charter has been approved by the Board of Directors and stockholders of the Corporation.
THIRD:   The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters of facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.
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A-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by Chief Executive Officer and attested to by its Secretary as of the    day of            , 2018.
ALCENTRA CAPITAL CORPORATION
Attest: Ellida McMillan Secretary	By: David Scopelliti Chief Executive Officer
A-2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02URRB 1 U P X + Annual Meeting Proxy Card . Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneysin- fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + A Proposals — The Board of Directors recommends you vote FOR the nominees listed and FOR Proposals 2 and 3. For Against Abstain 2. Ratification of the Appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. For Against Abstain 3. To approve an amendment to our Articles of Amendment and Restatement to allow our stockholders to amend our bylaws. 01 - David Scopelliti 1. To elect two directors of the Company nominated by the Company’s Board of Directors and named in this proxy statement, who will each serve for a term of three years, or until his successor is duly elected and qualified. For Withhold IMPORTANT ANNUAL MEETING INFORMATION 02 - Edward Grebow For Withhold C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Change of Address — Please print your new address below. B Non-Voting Items MMMMMMM MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMMMMMMM 3 7 9 8 9 5 1 MMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENTLINE SACKPACK 1234 5678 9012 345 C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 PM, EST, on June 25, 2018. Vote by Internet • Go to www.investorvote.com/ABDC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Annual Meeting of Stockholders — June 26, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints David P. Scopelliti and Douglas J. Greenlaw, and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of Alcentra Capital Corporation, a Maryland Corporation (the “Company”), to be held at the Offices of Eversheds Sutherland (US) LLP, The Grace Building, 38th Floor, 1114 Avenue of the Americas, New York, New York 10036, on June 26, 2018, at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company and the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY IS REVOCABLE. UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. Please sign, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States. PROXY — ALCENTRA CAPITAL CORPORATION qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q